Exhibit (q)(1)

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Eddie A. Grier, whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: June 13, 2024

/s/ Eddie A. Grier
Eddie A. Grier

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Frances L. Cashman, whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: June 13, 2024

/s/ Frances L. Cashman
Frances L. Cashman

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: June 13, 2024

/s/ Frank L. Bowman
Frank L. Bowman

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: June 13, 2024

/s/ Kathleen A. Dennis
Kathleen A. Dennis

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Nancy C. Everett, whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: June 13, 2024

/s/ Nancy C. Everett
Nancy C. Everett

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Jakki L. Haussler, whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: June 13, 2024

/s/ Jakki L. Haussler
Jakki L. Haussler

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: June 13, 2024

/s/ Manuel H. Johnson
Manuel H. Johnson

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: June 13, 2024

/s/ Michael F. Klein
Michael F. Klein

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Patricia A. Maleski, whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: June 13, 2024

/s/ Patricia A. Maleski
Patricia A. Maleski

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: June 13, 2024

/s/ W. Allen Reed
W. Allen Reed

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Richard G. Gould III, whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: June 13, 2024

/s/ Richard G. Gould III
Richard G. Gould III

Appendix A

June 13, 2024

Institutional and Retail Funds	Securities Act of 1933 Registration Statement Amendment Nos.
Morgan Stanley Institutional Fund, Inc.	262, 263, 264, 265, 266, 267, 268, 269, 270, 271, 272 to Form N-1A
Morgan Stanley Institutional Fund Trust	220, 221, 222, 223, 224, 225, 226, 227, 228, 229, 230, 231 to Form N-1A
Morgan Stanley Institutional Liquidity Funds	54, 55, 56, 57, 58, 59, 60, 61, 62, 63, 64 to Form N-1A
Morgan Stanley Global Fixed Income Opportunities Fund	90, 91, 92, 93, 94, 95, 96, 97, 98, 99 to Form N-1A
Morgan Stanley Mortgage Securities Trust	90, 91, 92, 93, 94, 95, 96, 97, 98, 99 to Form N-1A
Morgan Stanley Europe Opportunity Fund Inc.	73, 74, 75, 76, 77, 78, 79, 80, 81, 82 to Form N-1A
Morgan Stanley Insight Fund	77, 78, 79, 80, 81, 82, 83, 84, 85, 86 to Form N-1A
Morgan Stanley Long Duration Government Opportunities Fund	78, 79, 80, 81, 82, 83, 84, 85, 86, 87 to Form N-1A
Morgan Stanley Variable Insurance Fund, Inc.	77, 78, 79, 80, 81, 82, 83, 84, 85, 86 to Form N-1A
Morgan Stanley U.S. Government Money Market Trust	62, 63, 64, 65, 66, 67, 68, 69, 70, 71 to Form N-1A
Morgan Stanley ETF Trust	16, 17, 18, 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31 to Form N-1A

AIP Funds	Securities Act of 1933 Registration Statement Amendment Nos.
Alternative Investment Partners Absolute Return Fund	3, 4, 5, 6, 7, 8, 9, 10, 11, 12 to Form N-2
Alternative Investment Partners Absolute Return Fund STS	3, 4, 5, 6, 7, 8, 9, 10, 11, 12 to Form N-2
AIP Alternative Lending Fund A	3, 4, 5, 6, 7, 8, 9, 10, 11, 12 to Form N-2
AIP Alternative Lending Fund P	3, 4, 5, 6, 7, 8, 9, 10, 11, 12 to Form N-2